                      SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


Date of Report (Date of Earliest Event Reported):            February 26, 2001


                         COPLEY PENSION PROPERTIES VI;
                       A REAL ESTATE LIMITED PARTNERSHIP
               (Exact name of registrant as specified in its charter)


                                 Massachusetts
               (State or Other Jurisdiction of Incorporation)


        0-17807                                     04-2988542
(Commission File Number)                 (IRS Employer Identification No.)


     World Trade Center East
     Two Seaport Lane
     Boston, MA                                           02210
(Address of principal executive offices)                (Zip Code)

                                (617) 261-9000
              Registrant's Telephone Number, Including Area Code


                                Not Applicable
         (Former Name or Former Address, if Changed Since Last Report)

Item 2.  Acquisition or Disposition of Assets.
----------------------------------------------

     Copley Pension Properties VI; A Real Estate Limited Partnership (the "Partnership") owned a 51.75% partnership interest in Prentiss/Copley Itasca Associates (the "Joint Venture"), a Delaware general partnership organized to own real property. A 23.25% partnership interest was owned by Copley Pension Properties VII: A Real Estate Limited Partnership (the "Affiliate") and the remaining 25% was owned by Prentiss Properties Itasca, L.P., a Texas limited partnership (the "Developer"). Per the Partnership Agreement, as a result of default contributions made on behalf of the Developer, the Partnership and its Affiliates' ownership percentages were increased to 62.08% and 27.89%, respectively, and the Developer's ownership percentage was decreased to 10.03% as of the date of sale. On February 26, 2001, the Joint Venture sold its property located at 225 Spring Lake, Itasca, Illinois to an unaffiliated third party (the "Buyer") for gross proceeds of $4,575,000. The selling price was determined by arm's length negotiations between the Joint Venture and the Buyer. The Partnership received net proceeds of approximately $2,988,000, representing a return of capital and accrued priority return totaling approximately $2,867,000, and its share of residual proceeds of approximately $121,000. The Partnership recognized a gain of approximately $1,133,000.


Item 7.  Financial Statements and Exhibits.
-------------------------------------------

     In connection with the disposition of the asset discussed in Item 2 above, pro forma financial statements are presented below. The pro forma balance sheet is presented as of September 30, 2000 (Exhibit A). The pro forma income statements are presented for the fiscal year ended December 31, 1999 (Exhibit B) and the nine month period ended September 30, 2000 (Exhibit C).


                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to be signed on its behalf by the undersigned hereunto duly authorized.



Date:  March 12, 2001         COPLEY PENSION PROPERTIES VI;
                              A REAL ESTATE LIMITED PARTNERSHIP
                                      (Registrant)



                              By:  Sixth Copley Corp.,
                                    Managing General Partner


                              By:/s/  Alison L. Husid
                              -----------------------
                              Name:  Alison L. Husid
                              Title: President, Chief Executive Officer and
                                     Director
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
Copley Pension Properties VI                                               EXHIBIT A
A Real Estate Limited Partnership
Pro Forma Balance Sheet
September 30, 2000
Unaudited


                                                                             Pro Forma                September 30, 2000
                                            September 30, 2000               Adjustment                   Pro Forma
ASSETS
Joint Venture                                  $1,760,708                ($1,760,708)(a)                         $0
Property, net                                   4,311,467                          0                      4,311,467

Cash and cash equivalents                       1,937,666                  2,988,418 (a)                  4,926,084

                                        -------------------------        -----------------       ---------------------------
                                               $8,009,841                 $1,227,710                     $9,237,551
                                        =========================        =================       ===========================


LIABILITIES AND PARTNERS' CAPITAL

Accounts payable                                 $78,144                       $0                           $78,144
Deferred disposition fees                      1,369,577                   94,703 (b)                     1,464,280
                                       -------------------------        -----------------       ---------------------------
Total liabilities                              1,447,721                   94,703                         1,542,424
                                       -------------------------        -----------------       ---------------------------

Partners' capital:
   Limited partners ($223.49 per unit;
     160,000 units authorized, 48,788
     units issued and outstanding)              6,550,322                1,121,677 (a)                     7,671,999
   General partners                                11,798                   11,330 (a)                        23,128
                                       -------------------------        -----------------       ---------------------------

Total partners' capital                         6,562,120                1,133,007                         7,695,127
                                       -------------------------        -----------------       ---------------------------
                                               $8,009,841               $1,227,710                        $9,237,551
                                       =========================        =================       ===========================

Copley Pension Properties VI                                               EXHIBIT B
A Real Estate Limited Partnership
Pro Forma Income Statement
Year Ended December 31, 1999
Unaudited
                                                                                                      Year Ended
                                              Year Ended                   Pro Forma                December 31, 1999
                                          December 31, 1999                Adjustment                   Pro Forma
Investment Activity

Property rentals                               $726,612                    $       0                      $726,612
Property operating expenses                    (268,902)                           0                      (268,902)
Depreciation and amortization                  (128,053)                           0                      (128,053)
                                        -------------------------        -----------------       ---------------------------
                                                329,657                            0                       329,657

Equity in joint venture earnings                127,505                     (127,505)(c)                         0
                                        -------------------------        -----------------       ---------------------------

     Total real estate activity                 457,162                     (127,505)                      329,657


Interest on cash equivalents                    138,282                            0                       138,282
and short term investments
                                        -------------------------        -----------------       ---------------------------

     Total investment activity                  595,444                     (127,505)                      467,939


Portfolio Expenses

Management fee                                   58,195                      (16,579)(f)                    41,616
General and administrative                      171,510                       (3,795)(g)                   167,715
                                        -------------------------        -----------------       ---------------------------
                                                229,705                      (20,374)                      209,331
                                        -------------------------        -----------------       ---------------------------

Net income (loss)                              $365,739                    ($107,131)                     $258,608
                                        =========================        =================       ===========================

Net income (loss) per limited                     $7.42                       ($2.17)(d)                     $5.25
partnership unit
                                        =========================        =================       ===========================

Number of limited partnership units
  outstanding during the year                    48,788                       48,788                        48,788
                                        =========================        =================       ===========================


Copley Pension Properties VI                                                  EXHIBIT C
A Real Estate Limited Partnership
Pro Forma Income Statement
Nine Months Ended September, 2000
Unaudited

                                                                                                       Nine Months Ended
                                             Nine Months Ended                Pro Forma                September 30, 2000
                                             September 30, 2000               Adjustment                   Pro Forma
Investment Activity

Property rentals                                   $538,484                     $     0                       $538,484
Property operating expenses                        (156,746)                          0                       (156,746)
Depreciation and amortization                      (125,549)                          0                       (125,549)
                                           -------------------------        -----------------       ---------------------------
                                                    256,189                           0                        256,189

Joint venture earnings                              (30,336)                     30,336 (e)                          0
                                           -------------------------        -----------------       ---------------------------

     Total real estate activity                     225,853                      30,336                        256,189

Interest on cash equivalents and short               92,849                           0                         92,849
term investment
                                           -------------------------        -----------------       ---------------------------

     Total investment activity                      318,702                      30,336                        349,038


Portfolio Expenses

General and administrative                          121,549                           0                        121,549
                                           -------------------------        -----------------       ---------------------------
                                                    121,549                           0                        121,549
                                           -------------------------        -----------------       ---------------------------

Net income                                          $197,153                    $30,336                       $227,489
                                           =========================        =================       ===========================

Net income per limited partnership unit                $4.00                      $0.62 (d)                      $4.62
                                           =========================        =================       ===========================


Number of limited partnership units
  outstanding during the period                       48,788                     48,788                         48,788
                                           =========================        =================       ===========================

Pro Forma Financial Statement Footnotes:

(a) Disposition of asset as discussed in Item 2 herein and allocation of the gain to the Partners on such disposition.

(b) Disposition fee incurred in connection with the disposition of the asset discussed in Item 2 herein.

(c) Removal of 1999 operating activity related to the disposed asset discussed in Item 2 herein.

(d) Calculation of net income (loss) per limited partnership unit after the removal of operating activity related to the disposed asset discussed in
     Item 2 herein.

(e) Removal of 2000 year-to-date operating activity related to the disposed asset discussed in Item 2 herein.

(f) Removal of management fees based on distributions received during the pro forma period from the disposed asset discussed in Item 2 herein.

(g) Removal of appraisal fees incurred during the pro forma period for the disposed asset discussed in Item 2 herein.